UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 29, 2008


                             ONLINE ORIGINALS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


               Nevada                          333-133347                      98-0479983
-------------------------------------     ----------------------    ---------------------------------
  (State or other jurisdiction of           (Commission File          (IRS Employer Identification
           incorporation)                        Number)                        Number)


               2020 Sherwood Park, Suite 57113, AB, Canada T8A 3H9
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (780) 668-7422
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPATURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective August 29, 2008, Shari Sookarookoff was appointed a director of the Company.

SHARI SOOKAROOKOFF, age 30

Ms. Sookarookoff will oversee the designing, creation and maintenance of the Company's website and will perform any other duties necessary to make our business a success.

Since 1994, Ms. Sookarookoff has been employed by Alberta Forest Products Shippers Association, a freight broker located in Edmonton, Alberta, Canada that is dedicated to facilitate the freight requirements of numerous lumber mills in the Province of Alberta, Canada. In June 1999, she was promoted to traffic coordinator.

In July 2002, Ms. Sookarookoff left Alberta Forest Products Shippers Association for her present position with Spruce Land Millworks (located in Spruce Grove, Alberta, Canada) as manager of the shipping department. Resourcing her accumulated knowledge within the truck brokerage industry.

Ms. Sookarookoff is not an officer or director of any other reporting company that files annual, quarterly or periodic reports with the United States Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           ONLINE ORIGINALS, INC.


                                           By: /s/ Gaye Adams
                                               ----------------------------
                                                Gaye Adams, CEO


                                           Date: September 2, 2008












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